                                              Registration Statement No. 2-76639
                                                                        811-3428

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 22

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22


                              HIGH YIELD BOND TRUST
                              ---------------------
                           (Exact name of Registrant)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (203) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                              High Yield Bond Trust
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:
                                              --------------

It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b).
   ---
        on May 1, 1997 pursuant to paragraph (b).
   ---
    X   60 days after filing pursuant to paragraph (a)(1).
   ---
        on ____________ pursuant to paragraph (a)(1).
   ---
        75 days after filing pursuant to paragraph (a)(2).
   ---
        on ____________ pursuant to paragraph (a)(2) of Rule 485.
   ---

   If appropriate, check the following box:
        this post-effective amendment designates a new effective date for --- a previously filed post-effective amendment.

AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE REGISTRANT WERE REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR REGISTRANT'S FISCAL YEAR ENDED DECEMBER 31, 1996 WILL BE FILED WITH THE COMMISSION PRIOR TO MARCH 1, 1997.

                              HIGH YIELD BOND TRUST

   Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933

ITEM
NO.                                                             CAPTION IN PROSPECTUS
---                                                             ---------------------
1.      Cover Page                                              Cover Page
2.      Synopsis                                                Not Applicable
3.      Condensed Financial Information                         Financial Highlights
4.      General Description of Registrant                       Cover Page; Fund Description; Investment
                                                                   Objective and Policies
5.      Management of the Fund                                  Board of Trustees; Investment Adviser;
                                                                   Securities Transactions; Fund Expenses;
                                                                   Additional Information
6.      Capital Stock and Other Securities                      Fund Description; Dividends and
                                                                   Distributions; Shareholder Rights; Net
                                                                   Asset Value
7.      Purchase of Securities Being Offered                    Shareholder Rights
8.      Redemption or Repurchase                                Share Redemption
9.      Legal Proceedings                                       Legal Proceedings


                                                                CAPTION IN STATEMENT OF ADDITIONAL
                                                                INFORMATION
                                                                ----------------------------------

10.     Cover Page                                              Cover Page
11.     Table of Contents                                       Table of Contents
12.     General Information and History                         Not Applicable
13.     Investment Objectives and                               Investment Objectives and Policies;
           Policies                                                Investment Restrictions; Appendix
14.     Management of the Registrant                            Trustees and Officers
15.     Control Persons and Principal                           Additional Information
           Holders of Securities
16.     Investment Advisory and                                 Investment Adviser; Additional Information
           Other Services
17.     Brokerage Allocation                                    Brokerage
18.     Capital Stock and Other Securities                      Declaration of Trust
19.     Purchase, Redemption and Pricing                        Valuation of Securities
           of Securities Being Offered
20.     Tax Status                                              Distributions and Taxes
21.     Underwriters                                            Not Applicable
22.     Calculation of Performance Data                         Not Applicable
23.     Financial Statements                                    Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                             HIGH YIELD BOND TRUST

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-422-3985
--------------------------------------------------------------------------------

High Yield Bond Trust (the "Fund") is a diversified open-end management investment company (mutual fund) whose goal is generous income. The Fund invests primarily in corporate bonds and its portfolio ordinarily includes a substantial number of bonds which, as a class, sell at discounts from par value and are typically high risk securities. The generous income sought by the Fund is ordinarily associated with high yield bonds and similar securities in the lower rating categories of the recognized rating agencies or with securities that are unrated ("high yield bonds"). Such high yield securities are commonly known as "junk bonds." High yield bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative.

Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as one of the investment vehicles for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Fund as an investment vehicle now or in the future.


This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read it and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.


HIGH YIELD BONDS INVOLVE SUBSTANTIAL RISKS. INVESTORS SHOULD REFER TO "RISK FACTORS" ON PAGE 5 FOR A DESCRIPTION OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS..................................................................    3
FUND DESCRIPTION......................................................................    4
INVESTMENT OBJECTIVE AND POLICIES.....................................................    4
INVESTMENT RESTRICTIONS...............................................................    5
RISK FACTORS..........................................................................    5
BOARD OF TRUSTEES.....................................................................    6
INVESTMENT ADVISER....................................................................    6
  Portfolio Manager...................................................................    7
FUND ADMINISTRATION...................................................................    7
SECURITIES TRANSACTIONS...............................................................    7
FUND EXPENSES.........................................................................    7
TRANSFER AGENT........................................................................    8
SHAREHOLDER RIGHTS....................................................................    8
NET ASSET VALUE.......................................................................    8
TAX STATUS............................................................................    9
DIVIDENDS AND DISTRIBUTIONS...........................................................    9
LEGAL PROCEEDINGS.....................................................................    9
ADDITIONAL INFORMATION................................................................    9
EXHIBIT A.............................................................................   10
EXHIBIT B.............................................................................   15


                                     HYBT-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                             HIGH YIELD BOND TRUST
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


The following information on per share data for the seven years ended December 31, 1996, has been audited by Coopers & Lybrand L.L.P., Independent Accountants. All other periods presented have been audited by the Fund's prior auditors. Coopers & Lybrand L.L.P.'s report on the per share data for each of the applicable years in the period ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this report and which is incorporated by reference into the SAI.


                                                                    YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------
                                    1996          1995          1994          1993          1992         1991         1990+
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    year.......................    $             $  8.49       $  9.25       $  8.91       $ 8.75       $ 7.87       $  9.33
Income from operations
  Net investment income........                     0.80          0.66          0.68         0.88         0.94          1.02
  Net gains or losses on
    securities (realized and
    unrealized)................                     0.41         (0.76)         0.47         0.18         0.88         (1.81)
                                   -------       -------       -------       -------       ------       ------       -------
    Total from investment
      operations...............                     1.21         (0.10)         1.15         1.06         1.82         (0.79)
Less distributions
  Distributions from net
    investment income..........                    (0.70)        (0.66)        (0.81)       (0.90)       (0.94)        (0.67)
  Distributions from net
    realized gains.............                       --            --            --           --           --            --
                                   -------       -------       -------       -------       ------       ------       -------
  Net asset value, end of
    year.......................    $             $  9.00       $  8.49       $  9.25       $ 8.91       $ 8.75       $  7.87
                                   =======       =======       =======       =======       ======       ======       =======
TOTAL RETURN*..................%                   15.47%        (1.26)%       14.01%       13.16%       26.11%        (9.12)%
RATIOS/SUPPLEMENTAL DATA.......    $             $12,902       $11,716       $12,765       $10,289      $7,724       $ 6,238
  Ratio of expenses to average
    net assets.................%                    1.25%**       1.25%**       0.99%**      0.56%**      0.56%**       0.92%**
  Ratio of net investment
    income to average net
    assets.....................%                    9.37%         7.71%         7.69%       10.24%       11.93%        12.33%
  Portfolio turnover rate......%                     222%          146%           19%          52%          35%           29%


                                   ------------------------------
                                    1996          1995          1994  1989  1988  1987
------------------------------------------------------------------------------------------------
                                   <C
PER SHARE DATA
  Net asset value, beginning of
    year.......................  $ 10.12     $  9.94     $ 11.41
Income from operations
  Net investment income........     1.28        1.21        1.22
  Net gains or losses on
    securities (realized and
    unrealized)................    (1.11)       0.20       (1.21)
                                 -------     -------     -------
    Total from investment
      operations...............     0.17        1.41        0.01
Less distributions
  Distributions from net
    investment income..........    (0.96)      (1.23)      (1.48)
  Distributions from net
    realized gains.............       --          --          --
                                 -------     -------     -------
  Net asset value, end of
    year.......................  $  9.33     $ 10.12     $  9.94
                                 =======     =======     =======
TOTAL RETURN*..................     1.40%      14.57%      (0.34)%
RATIOS/SUPPLEMENTAL DATA.......  $10,607     $59,637     $51,540
  Ratio of expenses to average
    net assets.................     1.67%       1.00%       0.96%
  Ratio of net investment
    income to average net
    assets.....................    13.37%      11.65%      10.90%
  Portfolio turnover rate......       87%         67%         81%


 * Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in Fund HYBT are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.


** The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.28%, 1.33%, 1.31%, 1.28%, 1.87% and 2.13% for the years ended December 31, 1996, 1995, 1994,
   1993, 1992, 1991 and 1990, respectively.


 + On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Fund HYBT.

                                     HYBT-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------
High Yield Bond Trust (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on March 18, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to provide generous income. To achieve this objective the Fund invests primarily in corporate bonds and its portfolio ordinarily includes a substantial number of bonds which, as a class, sell at discounts from par value. These bonds are generally below investment grade, for example, bonds rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investors Service, Inc. These bonds are commonly known as "junk bonds" and are typically high risk securities. (For a description of the averaged credit quality ratings of the Fund's assets for the twelve months ended December 31, 1996, please refer to Exhibit B to the Prospectus.)


While the Fund's investment adviser performs its own credit analyses of the Fund's investments and does not rely on ratings assigned by rating services, bonds rated below investment grade generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. While such bonds will likely have some quality and protective characteristics, these characteristics are outweighed by uncertainties of major risk exposures to adverse conditions.

The Fund considers potential for growth of capital in selecting securities. The Fund's investments may include fixed and adjustable rate or stripped bonds, including zero coupon and pay-in-kind ("PIK") bonds, debentures, notes, equipment trust certificates, U.S. government securities and debt securities convertible into or exchangeable for preferred or common stock. The Fund may continue to hold preferred or common stock received in connection with convertible or exchangeable securities. The Fund may also invest in units which are debt securities with stock or warrants to buy stock attached. The Fund may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis. The Fund may invest in both domestic and foreign securities. At least 65% of the Fund's assets normally will be invested in bonds and debentures.

When market conditions warrant, the Fund may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Money market securities must mature within one year of their purchase and consist of U.S. government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including master demand notes; and repurchase agreements secured by U.S. government securities.

The Fund may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.


The Fund may also invest up to 35% of its total assets in preferred stocks, including adjustable rate preferred and common stocks and other equity securities, and convertible securities and warrants which may be used to create other permissible investments. Such investments must be consistent with the Fund's objective of providing shareholders with generous income and may be acquired as part of a unit combining income and equity securities.


For further information about the types of investments and investment techniques available to the Fund, including the risks associated with such investments and investment techniques, see Exhibit A to this Prospectus.

                                     HYBT-4

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The Fund has adopted the following fundamental restrictions which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Certain other fundamental restrictions are set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.


The Fund will not: (1) invest more than 5% of its assets in the securities of any one issuer; (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in the same industry; and (4) invest more than 10% of its assets in repurchase agreements maturing in more than seven days and other securities for which market quotations are not readily available.


                                  RISK FACTORS
--------------------------------------------------------------------------------
The general risk inherent in investing in the Fund is that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment. Income and yields on high yield securities, as on all securities, will fluctuate over time.

In addition, there are special considerations relating to high yield securities. The Fund invests aggressively and seeks to maximize return over time from a combination of many factors, including high current income, and capital appreciation from high yielding bonds and other similar securities ("high yield securities," also commonly known as "junk bonds"). Such aggressive investing involves risks which are greater than the risks of investing in higher quality debt securities. These risks include (1) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (2) industry market and economic risk; (3) interest rate fluctuations; (4) volatility of net asset value resulting from broad and rapid changes in the value of underlying securities; (5) possible legislation having adverse effects on high yield bond prices; and (6) greater price variability and credit risks of certain high yield securities such as zero coupon and PIK securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors.

Investors should be aware of the following market, economic and credit factors influencing high yield securities: (1) securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments; (2) the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;
(3) a widespread economic downturn could result in increased defaults in the high yield market; (4) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund; (5) the secondary market for high yield securities may be less liquid than the secondary market for higher quality securities which may affect the value of certain high yield securities held by the Fund at certain times; (6) there may not always be readily available market quotations for certain securities; (if this occurs, the investment adviser will use its best judgment to assign values to those securities); and (7) zero coupon and PIK securities may be subject to greater changes in value due to market conditions, the absence of a cash interest payment and the tendency of issuers of such securities to have weaker overall credit

                                     HYBT-5
conditions than other high yield securities. These characteristics of high yield securities make them generally more appropriate for long-term investment.

The generous income sought by the Fund is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such high yield securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. The Fund intends to invest in D rated debt only in cases where the investment adviser determines that there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Fund may also invest in unrated securities which offer comparable yields and risks as securities which are rated, as well as in non-investment quality zero coupon and PIK securities. (For a description of these rating categories, please refer to the Statement of Additional Information.)


Since the Fund takes an aggressive approach to investing, the investment adviser tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. Travelers Asset Management International Corporation's ("TAMIC") analysis of securities focuses on values based on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the company. In making investment recommendations, TAMIC also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zero coupon and PIK securities, percentage of non-accruing items, and yield to maturity. TAMIC also considers the ratings of Moody's and S&P assigned to various securities but does not rely solely on ratings assigned by Moody's and S&P because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies, and (2) there can be large differences among the current financial conditions of issuers within the same rating category. Achievement of the Fund's investment objective is more dependent upon TAMIC's own credit analysis than is the case for higher quality bonds.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

TAMIC provides investment advice and, in general, supervises the management and investment program of the Fund.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183.

In addition to providing investment advice to the Fund, TAMIC acts as investment adviser for other investment companies which fund variable contracts issued by the Company, as well as for individual and pooled pension and profit-sharing accounts, domestic insurance companies affiliated with The Travelers, and nonaffiliated insurance companies.

                                     HYBT-6

For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

    ANNUAL                         AGGREGATE NET ASSET
MANAGEMENT FEE                      VALUE OF THE FUND
--------------                     -------------------
  0.50%          of the first      $  50,000,000, plus
  0.40%          of the next       $ 100,000,000, plus
  0.30%          of the next       $ 100,000,000, plus
  0.25%          of amounts over   $       250,000,000


For the fiscal year ended December 31, 1996, TAMIC received a fee equal to   %
of the Fund's average net assets for its services as investment adviser.


PORTFOLIO MANAGER


The portfolio manager for the Fund is F. Denney Voss, who joined the Company in 1980. Mr. Voss is a Senior Vice President of the Company and a Vice President of TAMIC and has served as the Fund's portfolio manager since March 1996. Mr. Voss has also managed TAMIC's Quality Bond Account for Variable Annuities and American Odyssey Intermediate-Term Bond Fund since March 1995. Additionally, he has been responsible for managing the Company's portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a subsidiary of Travelers Group Inc.



                              FUND ADMINISTRATION

--------------------------------------------------------------------------------


The Fund has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC selects broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, TAMIC may consider the number of Fund shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Fund, TAMIC, or their affiliates.

The Fund may pay higher commissions to broker-dealers that provide research services. TAMIC may use these services in advising the Fund as well as in advising its other clients.


                                 FUND EXPENSES

--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semi-annual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additionally, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, as well as additional gains or losses to shareholders.

                                     HYBT-7

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year.


For the fiscal year ended December 31, 1996, the Fund paid 1.25% of its average
net assets in expenses. These expenses would have been      % of the Fund's
average net assets if the Company had not paid for any of the Fund's expenses.



                                 TRANSFER AGENT

--------------------------------------------------------------------------------


First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.



                               SHAREHOLDER RIGHTS

--------------------------------------------------------------------------------


Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.



The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.


Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)


Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.



                                NET ASSET VALUE

--------------------------------------------------------------------------------

The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open, except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value or where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees.

                                     HYBT-8

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.


The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.


                                   TAX STATUS

--------------------------------------------------------------------------------

The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.


                          DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

The distribution requirements described above may have an adverse effect on the Fund to the extent it invests in high yield securities structured as zero coupon and PIK bonds. An investment company typically accrues income on those securities prior to the receipt of cash payments. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, to satisfy distribution requirements.

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     HYBT-9

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

ZERO COUPON BONDS

Zero coupon bonds do not pay interest for several years, then they pay a full coupon interest until maturity. They are sold at a substantial original issue discount that equals the missing interest payment compounded at the coupon rate. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

However, zero coupon bonds are very risky for the investor. Because the cash flows from the bonds are deferred and because zero coupon bonds often represent very subordinated debt, their prices are subject to more volatility than most other bonds.

A variant of zero coupon bonds are step-up bonds. These bonds pay a low initial interest rate for several years and then a higher rate until maturity. They are also issued at an original issue discount.


For federal income tax purposes, a purchaser of zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent the Fund invests in zero coupon bonds. See "Dividends and Tax Status."


PAY-IN-KIND BONDS


Pay-in-kind (PIK) bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent that the Fund invests in PIK bonds. See "Dividends and Tax Status."


RESET BONDS

The interest rate on reset bonds is adjusted periodically to a level which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES

Increasing rate notes (IRNs) have interest rates that increase periodically (by
 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

                                     HYBT-10

UNITED STATES (U.S.) GOVERNMENT SECURITIES

Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of U.S. Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when TAMIC determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. Government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED SECURITIES

The Fund may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Fund to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Fund's net asset value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Fund will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Fund does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Fund commits to purchase a security on a when-issued or TBA basis, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to the Fund. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will

                                     HYBT-11
deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as

                                     HYBT-12
sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

FOREIGN SECURITIES

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio

                                     HYBT-13
transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

                                     HYBT-14

                                   EXHIBIT B
--------------------------------------------------------------------------------

                             CORPORATE BOND RATINGS

High Yield Bond Trust invests primarily in corporate bonds rated below Investment Grade. For Moody's Investors Service (Moody's), this means bonds rated Ba or lower; other rating agencies, including Standard & Poor's Corporation, Duff & Phelps, Fitch Investors Service, Inc. have similar rating categories.

MOODY'S CORPORATE BOND RATINGS

1. Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

2. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

3. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

4. Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

5. Ba -- Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

6. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

7. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

8. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

9. C -- Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                     HYBT-15

S&P CORPORATE BOND RATINGS

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

a. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

b. Nature of and provisions of the obligation; and

c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     HYBT-16

The table below shows the averaged credit quality ratings of the Fund's assets for the twelve months ended December 31, 1996:



                                      S&P OR
                                  MOODY'S RATING                           PERCENTAGE
                                -----------------                          ----------
              AAA.......................................................           %
              AA1.......................................................           %
              AA2.......................................................           %
              AA3.......................................................           %
              A1........................................................           %
              A2........................................................           %
              A3........................................................           %
              BAA1......................................................           %
              BAA2......................................................           %
              BAA3......................................................           %
              BA1.......................................................           %
              BA2.......................................................           %
              BA3.......................................................           %
              B1........................................................           %
              B2........................................................           %
              B3........................................................           %
              CAA.......................................................           %
              CA........................................................           %
              C.........................................................           %
                                                                            -------
                                                                             100.00%
                                                                            =======


                                     HYBT-17

                             HIGH YIELD BOND TRUST
                                   PROSPECTUS


  TIC Ed. 5-97

  Printed in U.S.A.
L-11173

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                             HIGH YIELD BOND TRUST

                                  MAY 1, 1997




         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Fund's prospectus dated May 1, 1997. A copy of the prospectus is available from The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 860-422-3985. This SAI should be read in conjunction with the accompanying 1996 Annual Report for the Fund.




                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . .         1
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .         1
VALUATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . .         2
DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . .         3
PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . . . . . .         3
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .         3
DECLARATION OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . .         5
INVESTMENT ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . .         6
      Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . .         7
REDEMPTIONS IN KIND . . . . . . . . . . . . . . . . . . . . . . . . .         7
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7
ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .         8


                       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the High Yield Bond Trust (the "Fund") is to provide generous income. To achieve this objective the Fund invests primarily in corporate bonds, and its portfolio ordinarily includes a substantial number of bonds which, as a class, sell at discounts from par value and which are rated by Standard & Poor's Corporation as below investment grade
(BBB). The Fund considers potential for growth of capital in selecting securities. The Fund's investments may include fixed and adjustable rate or stripped bonds, including zero coupon and pay-in-kind bonds, debentures, notes, equipment trust certificates, U.S. government securities and debt securities convertible into or exchangeable for preferred or common stock. The Fund may also invest in units which are debt securities with stock or warrants to buy stock attached. At least 65% of the Fund's assets will normally be invested in bonds and debentures. While Travelers Asset Management International Corporation ("TAMIC") performs its own credit analyses of the Fund's investments and does not rely on ratings assigned by rating services, bonds rated below investment grade are, on balance, considered predominantly speculative.


                            INVESTMENT RESTRICTIONS

         None of the restrictions enumerated in this paragraph may be changed without a vote of the holders of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). The Fund will not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         (2) invest in more than 10% of any class of securities (as defined in the Declaration of Trust) of any one issuer;

         (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (4) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, according to the 1940 Act, a borrowing may not exceed one-third of the value of the Fund's net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost;

         (5) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (6) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interests in real estate or mortgages, or commodities or commodity contracts;

         (7)   invest for the primary purpose of control or management;

         (8)   make margin purchases or short sales of securities;

         (9) make loans, except that the Fund may purchase money market securities, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

         (10) invest more than 25% of its total assets in the securities of issuers in any single industry; or

         (11) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. When consistent with its investment objectives, the Fund may purchase securities of brokers, dealers, underwriters or investment advisers. The Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TAMIC have a substantial interest.

         The Fund has undertaken to a state insurance authority that, so long as the state authority requires and shares of the Fund are offered for sale to fund variable life insurance policies in that state, the Fund will comply with certain foreign security diversification guidelines. These guidelines provide that (1) as the percentage of the Fund's net asset value invested in foreign securities increases, a corresponding increase will be made in the number of countries in whose securities the Fund invests; and (2) the Fund will invest no more than 20% of its net asset value in securities of issuers located in any one country (other than the United States). Notwithstanding the above, these guidelines permit the Fund to invest any amount in securities of issuers located in the U.S. and an additional 15% of its net asset value in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany. These guidelines require that American Depository Receipts be treated as if they were foreign securities. This undertaking is not a fundamental investment restriction or policy and may be changed without a vote of shareholders.


         The Fund may make investments in an amount of up to 10% of the value of the Fund's net assets in illiquid securities.



                            VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined as follows: Securities that are traded on an established exchange are valued on the basis of the last sales price on the exchange where primarily traded prior to the time of valuation. Securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation. Short-term money market instruments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market; should this valuation of a security not approximate market, TAMIC will value the security at a price deemed in good faith to be fair by the Board of Trustees. Short-term money market instruments having maturities of more than sixty days, for which complete quotations are readily available, are valued at current market value. The Board of Trustees of the Fund values the following at prices it deems in good faith to be fair: (1) securities, including restricted securities, for which complete quotations are not readily available, (2) listed securities if in the Board's opinion the last sales price does not reflect a current market value or if no sale occurred, and
(3) other assets. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

                            DISTRIBUTIONS AND TAXES


         The Fund has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code. Thus, the Fund is relieved of any federal income tax liability by distributing all of its net investment income and net capital gains, if any, to its shareholders.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books, but will be made on a federal taxation basis.

         As of December 31, 1996, the Fund had capital loss carryovers of approximately $_________which expires in ___________. The Fund intends not to distribute realized gains until the carryovers are exhausted. The Fund may not realize gains sufficient to use the carryovers before they expire.


                               PORTFOLIO TURNOVER


         The Fund's portfolio turnover for the fiscal years ended December 31, 1994, 1995 and 1996 were _______, __________, and ________, respectively.
High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.



                             TRUSTEES AND OFFICERS


Name                                Present Position and Principal Occupation During Last Five Years
----                                ----------------------------------------------------------------
*Heath B. McLendon                  Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
 Chairman and Member                Chairman (1993-present), Smith Barney Strategy Advisors, Inc.; President
 388 Greenwich Street               (1994-present), Smith Barney Mutual Funds Management Inc.; Chairman and
 New York, New York                 Director of forty-one investment companies associated with Smith Barney;
 Age 63                             Chairman, Board of Trustees, Drew University; Trustee, The East New York
                                    Savings Bank; Advisory Director, First Empire State Corporation;
                                    Chairman, Board of Managers, seven Variable Annuity Separate Accounts of
                                    The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                    Mutual Funds sponsored by The Travelers Insurance Company++; prior to
                                    July 1993, Senior Executive Vice President of Shearson Lehman Brothers
                                    Inc.

 Knight Edwards                     Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
 Member                             Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
 2700 Hospital Trust Tower          sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
 Providence, Rhode Island           Variable Annuity Separate Accounts of The Travelers Insurance Company+;
 Age 73                             Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                    Company.++

 Robert E. McGill, III              Retired manufacturing executive.  Director (1983-1995), Executive Vice
 Member                             President (1989-1994) and Senior Vice President, Finance and
 295 Hancock Street                 Administration (1983-1989), The Dexter Corporation (manufacturer of
 Williamstown, Massachusetts        specialty chemicals and materials); Vice Chairman (1990-1992), Director
 Age 65                             (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                    (insurance); Director (1995-present), Calbiochem Novachem International
                                    (life science/biotechnology products); Director (1995-present), Chemfab



                                    Corporation (specialty materials manufacturer); Member, Board of
                                    Managers, seven Variable Annuity Separate Accounts of The Travelers
                                    Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++

 Lewis Mandell                      Dean, College of Business Administration (1995-present), Marquette
 Member                             University; Professor of Finance (1980-1995) and Associate Dean
 606 N. 13th Street                 (1993-1995), School of Business Administration, and Director, Center for
 Milwaukee, WI 53233                Research and Development in Financial Services (1980-1995), University
 Age 54                             of Connecticut; Director (1992-present), GZA Geoenvironmental Tech, Inc.
                                    (engineering services); Member, Board of Managers, seven Variable
                                    Annuity Separate Accounts of The Travelers Insurance Company+; Trustee,
                                    five Mutual Funds sponsored by The Travelers Insurance Company.++

 Frances M. Hawk                    Portfolio Manager (1992-present), HLM Management Company, Inc.
 Member                             (investment management); Assistant Treasurer, Pensions and Benefits.
 222 Berkeley Street                Management (1989-1992), United Technologies Corporation (broad- based
 Boston, Massachusetts              designer and manufacturer of high technology products); Member, Board of
 Age 49                             Managers, seven Variable Annuity Separate Accounts  of The Travelers
                                    Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++

 Ernest J. Wright                   Assistant Secretary (1994-present), Counsel (1987-present), The
 Secretary to the Board             Travelers Insurance Company; Secretary, Board of Managers, seven
 One Tower Square                   Variable Annuity Separate Accounts of The Travelers Insurance Company+;
 Hartford, Connecticut              Secretary, Board of Trustees, five Mutual Funds sponsored by The
 Age 56                             Travelers Insurance Company.++

 Kathleen A. McGah                  Assistant Secretary and Counsel (1995-present), The Travelers Insurance
 Assistant Secretary to the Board   Company; Assistant Secretary, Board of Managers, seven Variable Annuity
 One Tower Square                   Separate Accounts of The Travelers Insurance Company+; Assistant
 Hartford, Connecticut              Secretary, Board of Trustees, five Mutual Funds sponsored by The
 Age 46                             Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                    Hartford Life Insurance Company.

 Lewis E. Daidone                   Managing Director of Smith Barney, Senior Vice President and Treasurer
 Treasurer                          of 41 investment companies associated with Smith Barney, and Director
 388 Greenwich Street               and Vice President of SBMFM and TIA; Treasurer, Board of Trustees, five
 New York, New York                 Mutual Funds sponsored by The Travelers Insurance Company.++
 Age 38

 Irving David                       Vice President of Smith Barney, Asset Management Division (March
 Controller                         1994-present); Controller, Board of Trustees, five Mutual Funds
 388 Greenwich Street               sponsored by The Travelers Insurance Company.++
 New York, NY
 Age 35

 Thomas M. Reynolds                 Director of Smith Barney, Asset Management Division; Controller and
 Controller                         Assistant Secretary of 35 investment companies associated with Smith
 388 Greenwich Street               Barney, (September 1991-present); Controller, Board of Trustees, five
 New York, NY                       Mutual Funds sponsored by The Travelers Insurance Company.++
 Age 36


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

     * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.


        Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. Once a Board Member retires, 50% of the retainer amount will be paid annually. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.


                              DECLARATION OF TRUST

         The Fund is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

         Shareholders first elected Trustees at a meeting held on September 23, 1985, and most recently elected Trustees on April 23, 1993. No further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office, unless required by law, and may appoint successor Trustees. Trustees may voluntarily resign from office, or a Trustee may be removed from office: (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and
(3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund is required to assist in Shareholders' communications. In accordance with current laws, insurance companies using the Fund as an underlying investment option within their variable contracts will request voting instructions from contract owners participating in such contracts and will vote shares of the Fund in the same proportion as the voting instructions received.

         Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

         No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).


                               INVESTMENT ADVISER

         Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Fund in accordance with the terms of an Investment Advisory Agreement which was approved by shareholders on April 23, 1993.

         As required by the 1940 Act, the Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Fund; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Fund.

         Under the terms of the Advisory Agreement, TAMIC shall:

         (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

         (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

         (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

         (4) take such steps as are necessary to implement the investment program approved by the Board of Trustees; and

         (5) regularly report to the Board of Trustees with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund.

ADVISORY FEES

         For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

                                                                          AGGREGATE NET ASSET
               ANNUAL MANAGEMENT FEE                                        VALUE OF THE FUND
               ---------------------                                      -----------------------
                       0.50%                   of the first                 $ 50,000,000, plus
                       0.40%                   of the next                  $100,000,000, plus
                       0.30%                   of the next                  $100,000,000, plus
                       0.25%                   of amounts over              $250,000,000.


        For the three years ended December 31, 1994, 1995 and 1996 the advisory fees were $61,647, $62,591 and $_________ , respectively.


                              REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

         However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.
Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                   BROKERAGE

         Subject to approval of the Board of Trustees, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and the Fund will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         TAMIC may follow a policy of considering the sale of shares of the Fund a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


         The total brokerage commissions paid by the Fund for the fiscal years ended December 31, 1994, 1995 and 1996 were $44,063, $71,924 and $_______, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. Commissions in the amount of $_____ were paid to Shearson/American Express an affiliate of TAMIC, which equals ____% of High Yield Bond Trust's aggregate brokerage commission paid to such brokers during 1996. The percentage of the High Yield Bond Trust's aggregate dollar amount of transactions involving the payment of commissions effected through Shearson/American Express was____%.



                             ADDITIONAL INFORMATION


         On April 1, 1997, The Travelers Insurance Company and its affiliates owned 100% of the Fund's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone number 860-422-3985.

         First Data Investor Services Group, Inc., Exchange Place, Boston, MA, 02109, acts as transfer agent and dividend disbursing agent for the Fund.

         PNC Bank NA, 200 Stevens Drive, Lester, PA, 19113 and Barclay's Bank, PLC, 75 Wall Street, New York, NY, 10265 are the custodians of all securities and cash of the Fund.

         Beginning on January 1, 1997, KPMG Peat Marwick; LLP, independent certified public accountants, 345 Park Ave., New York, NY 10154, became the Fund's auditors. Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, were the independent auditors for the Fund through December 31, 1996. The services provided to the Fund include primarily the examination of the Fund's financial statements. The financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon, and are included in the Fund's Annual report which is incorporated herein by reference..


         Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                             HIGH YIELD BOND TRUST



                      STATEMENT OF ADDITIONAL INFORMATION





L-11173S                                                       TIC Ed. 5-97
                                                               Printed in U.S.A.

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

        The financial statements of the Registrant and the Report of Independent Accountants will be provided in a subsequent Post-Effective Amendment.


(b)     Exhibits

        1. Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

        2. By-Laws of High Yield Bond Trust. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

        5. Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

        8. Custody Agreement between the Registrant and PNC Bank, N.A., of Lester, PA and Barclay's Bank of New York. (To be filed by amendment.)

        9. Administrative Services Agreement between the Registrant and The Travelers Insurance Company.

       10. An opinion and consent of counsel as to the legality of the securities registered by the Registrant. (To be filed by amendment.)

    11(A). Consent of Coopers & Lybrand L.L.P., Certified Public Accountants. (To be filed by amendment.)

               Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. (To be filed by amendment.)

    11(B). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart.

               Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone.

       27.     Financial Data Schedule. - To be filed by amendment.


Item 25.  Persons Controlled By or Under Common Control With the Registrant

Not Applicable.

Item 26.  Number of Holders of Securities

                                                     Number of Record Holders
      Title of Class                                 as of February 20, 1997
      --------------                                 -----------------------

      Shares of beneficial interest,                        Three (3)
      without par value


Item 27.  Indemnification

Provisions for the indemnification of the Fund's Trustees and officers are contained in the Fund's Declaration of Trust which was filed with Post-Effective Amendment No. 21 to this Registration Statement as Exhibit 1 on April 11, 1996.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Fund's Investment Adviser, are set forth in the following table:


Name                                 Position with TAMIC                     Other Business
----                                 -------------------                     --------------
Marc P. Weill                        Director and Chairman                   Senior Vice President **

David A. Tyson                       Director, President and                 Senior Vice President *
                                     Chief Investment Officer

Joseph E. Ruelli, Jr.                Director, Vice President                Vice President
                                     and Chief Financial Officer

Joseph Mullally                      Senior Vice President                   Vice President*

F. Denney Voss                       Director and Senior                     Senior Vice President*
                                     Vice President

John R. Britt                        Director and Secretary                  Assistant Secretary *

David Amaral                         Vice President                          Assistant Director*

John R. Calcagni                     Vice President                          Second Vice President*

Gene Collins                         Vice President                          Vice President*

Kathyrn D. Karlic                    Vice President                          Vice President*

David R. Miller                      Vice President                          Vice President*

Emil J. Molinaro                     Vice President                          Vice President*

Jordan M. Stitzer                    Vice President                          Vice President

William H. White                     Treasurer                               Vice President and Treasurer *

Charles B. Chamberlain               Assistant Treasurer                     Assistant Treasurer *

George C. Quaggin, Jr.               Assistant Treasurer                     Assistant Treasurer *

Marla A. Berman                      Assistant Secretary                     Assistant Secretary**

Patricia A. Uzzel                    Compliance Officer                      Assistant Director*

Frank J. Fazzina                     Controller                              Director *




* Positions are held with The Travelers Insurance Group Inc., One Tower Square, Hartford, Connecticut 06183.

** Positions are held with Travelers Group Inc., 388 Greenwich Street, New York, N.Y. 10013.

Item 29.  Principal Underwriter

Not Applicable.


Item 30.  Location of Accounts and Records

      (1)    Smith Barney
             388 Greenwich St.
             New York, NY 10013

      (2)    PNC Bank, N.A.
             200 Stevens Drive
             Lester, PA  19113

      (3)    Barclay's Bank, PLC
             75 Wall Street
             New York, NY  10265

Item 31.  Management Services

Not Applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, High Yield Bond Trust, has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on February 20, 1997.


                              HIGH YIELD BOND TRUST
                              ---------------------
                                  (Registrant)



                                             By: *HEATH B. McLENDON
                                                 ----------------------------
                                                  Heath B. McLendon
                                                  Chairman, Board of Trustees


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on February 20, 1997.


 *HEATH B. McLENDON                          Chairman of the Board
---------------------------
 (Heath B. McLendon)

 *KNIGHT EDWARDS                             Trustee
---------------------------
 (Knight Edwards)

 *ROBERT E. McGILL III                       Trustee
---------------------------
 (Robert E. McGill III)

 *LEWIS MANDELL                              Trustee
---------------------------
 (Lewis Mandell)

 *FRANCES M. HAWK                            Trustee
---------------------------
 (Frances M. Hawk)

 *LEWIS E. DAIDONE                           Treasurer
---------------------------
 (Lewis E. Daidone)



*By: Ernest J. Wright, Attorney-in-Fact
     Secretary, Board of Trustees

                                  EXHIBIT INDEX

Exhibit
  No.          Description                                                                    Method of Filing
-------        -----------                                                                    ----------------
1.             Declaration of Trust.  (Incorporated herein by
               reference to Exhibit 1 to Post-Effective Amendment
               No. 21 to the Registration Statement on Form N-1A
               filed on April 11, 1996.)

2. By-Laws of High Yield Bond Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment
               No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

5. Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation.
               (Incorporated herein by reference to Exhibit 1 to Post-
               Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

8.             Custody Agreements between the Registrant and                                    To be filed by
               PNC Bank, N.A., of Lester, PA and Barclay's Bank, PLC                            amendment
               New York, NY.

9.             Administrative Services Agreement between the                                    Electronically
               Registrant and The Travelers Insurance Company.

10.            An opinion and consent of counsel as to the legality of                          To be filed by
               the securities registered by the Registrant.                                     amendment

11(A).         Consent of Coopers & Lybrand L.L.P., Certified                                   To be filed by
               Public Accountants                                                               amendment

               Consent of KPMG Peat Marwick LLP, Independent                                    To be filed by
               Certified Public Accountants.                                                    amendment

11(B).         Powers of Attorney authorizing Ernest J. Wright or
               Kathleen A. McGah as signatory for Heath B.
               McLendon, Knight Edwards, Robert E. McGill III,
               Lewis Mandell, Frances M. Hawk and Ian R. Stuart.
               (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 21 to the Registration
               Statement on Form N-1A filed on April 11, 1996.)

               Power of Attorney authorizing Ernest J. Wright or                                Electronically
               Kathleen A. McGah as signatory for Lewis E. Daidone.

27.            Financial Data Schedule                                                          To be filed by
                                                                                                amendment